SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 10, 2003

PRIMA ENERGY CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-9408 (Commission file number)	84-1097578 (I.R.S. Employer Identification No.)

1099 18th Street, Suite 400, Denver CO 80202
(Address of principal executive offices) (Zip Code)

(303) 297-2100
(Registrant’s telephone number, including area code)

No Change
(Former name or former address, if changed from last report.)

SIGNATURES
INDEX TO EXHIBITS
EX-99.3-1 Press Release dated March 10, 2003

PRIMA ENERGY CORPORATION
FORM 8-K
MARCH 10, 2003

Item 5. Other Events

     On March 10, 2003, Prima Energy Corporation, a Delaware corporation, issued a press release reporting year-end 2002 oil and gas reserves and a summary of year 2002 capital expenditures and production. The release also included estimates for year 2003 capital expenditures and production and an update of the Company’s derivatives activities. A copy of the press release is attached hereto as Exhibit 99.03-1

Item 7c. Exhibits

     The following exhibit is filed herewith pursuant to the provisions of Item 601 of Regulation S-K.

Exhibit
Table No.	Document	Exhibit No.

99	Prima Energy Corporation Press	99.03-1
Release dated March 10, 2003

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRIMA ENERGY CORPORATION (Registrant)

Date	March 10, 2003	/s/ Neil L. Stenbuck

Neil L. Stenbuck, Executive Vice President and Chief Financial Officer

3

INDEX TO EXHIBITS

Exhibit
Table No.	Document	Exhibit No.

99	Prima Energy Corporation Press	99.03-1
Release dated March 10, 2003